                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                               FEBRUARY 24, 1998
                                (DATE OF REPORT)



                              UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              PENNSYLVANIA                              1-1398                                  23-1174060
     (STATE OR OTHER JURISDICTION                  (COMMISSION FILE                          (I.R.S. EMPLOYER
            OF INCORPORATION)                           NUMBER)                             IDENTIFICATION NO.)



                              100 KACHEL BOULEVARD
                    GREEN HILLS CORPORATE CENTER, SUITE 400
                 READING, PENNSYLVANIA                   19607
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

UGI Utilities, Inc.                                                     Form 8-K
Page 2                                                         February 24, 1998


ITEM 5.    OTHER EVENTS


         On February 24, 1998, Lon R. Greenberg, Chairman of UGI Utilities, Inc. ("Utilities"), announced that Richard L. Bunn, President and Chief Executive Officer of Utilities, will retire during calendar year 1999.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   UGI UTILITIES, INC.
                                   (REGISTRANT)


                                   By:  s/Brendan P. Bovaird
                                        -------------------------------------
                                          Brendan P. Bovaird
                                          Vice President and General Counsel


Date:  February 27, 1998